SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                   FORM 8-A/A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                               INTEGON CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                                    13 3559471
---------------------------------------      ---------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
               (Address of principal executive offices) (Zip Code)



         Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:    Name of each exchange on which class
Stock Purchase Rights                       is to be registered
                                            New York Stock Exchange



         Securities to be registered pursuant to Section 12(g) of the Act:

                                       None














C-412213.12354.01018

                                     SIGNATURE


              Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      INTEGON CORPORATION



                                      By:   /s/  John B. Yorke
                                      -------------------------
                                       John B. Yorke
                                       Vice President, Corporate General Counsel
                                       and Secretary


         Date:  February 6, 1997






C-412213.12354.01018